Rule 497(e)
File Nos. 333-146241 and 811-22102

Key Business VUL – Prospectus

A Flexible Premium Variable Universal Life Insurance Policy
Offered by First Great-West Life & Annuity Insurance Company
In connection with its COLI VUL-4 Series Account

SUPPLEMENT Dated July 12, 2010
To the Prospectus dated May 1, 2010

Effective September 1, 2010, the Putnam VT Mid Cap Value Fund will change its name to the Putnam VT Multi-Cap Value Fund.  Also on September 1, 2010, the investment strategy of the fund is changing to allow the fund to invest in companies of any size.  Accordingly, on September 1, 2010, the fund description for the Putnam VT Mid Cap Value Fund (Class IA Shares) on page 27 of the Prospectus is deleted in its entirety and replaced with the following:

"Putnam VT Multi-Cap Value Fund (Class IA Shares).  The fund seeks capital appreciation and, as a secondary objective, current income.  The Fund invests mainly in the common stocks of U.S. companies, with a focus on value stocks.  Value stocks are those the Fund believes are currently undervalued by the market."

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2010.
Please keep this supplement for future reference.